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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2014

INTERSECTIONS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50580 (Commission File Number)	54-1956515 (IRS Employer Identification No.)

3901 Stonecroft Boulevard
Chantilly, Virginia 20151
(Address of Principal Executive Offices) (Zip Code)

(703) 488-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.02.                      Termination of a Material Definitive Agreement.

           On September 23, 2014, Intersections Inc. (the “Company”) gave notice that it will terminate its Amended and Restated Credit Agreement, dated as of November 15, 2012 (as amended) (the “Credit Agreement”), with Bank of America, N.A., and the other lenders party thereto, effective September 30, 2014.  The Credit Agreement as in effect at the time of termination had a maturity date of March 31, 2015 and provided for borrowing availability of up to $7.5 million. No principal balance is outstanding under the Credit Agreement, and the Company will not incur any early termination or prepayment penalties as a result of the termination.

    The Company is in advanced discussions with a different lender for a new revolving credit facility to facilitate the Company’s future financing needs.  While no new facility has been closed, the Company anticipates that the new credit facility will at a minimum replace the amounts that could have been borrowed under the Credit Agreement, and that it will be able to enter into this facility soon.

Item 7.01.	Regulation FD Disclosure.

The information set forth in Item 1.02 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

Forward-Looking Statements

Statements in this Current Report on Form 8-K relating to future plans, results, performance, expectations, achievements and the like are considered “forward-looking statements.”  Those forward-looking statements involve known and unknown risks and are subject to change based on various factors and uncertainties that may cause actual results to differ materially from those expressed or implied by those statements, including the impact of the regulatory environment on our business and our ability to execute our business strategy.  Factors and uncertainties that may cause actual results to differ include but are not limited to the risks disclosed in the Company’s filings with the SEC, as well as the risks that the Company will need to raise additional funds in the future in order to operate and expand its business, that the Company will not be able to enter into a replacement credit facility (whether in the anticipated timeframe or at any time) or otherwise obtain financing in the future, and that the terms of any available financing will be acceptable to the Company. The Company undertakes no obligation to revise or update any forward-looking statements unless required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 29, 2014

INTERSECTIONS INC.

By: /s/ Ronald L. Barden
Name: Ronald L. Barden Title: Chief Financial Officer